FCPT Announces Second Quarter 2022 Financial and Operating Results MILL VALLEY, CA – July 26, 2022 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three and six months ended June 30, 2022. Management Comments “We are pleased with FCPT’s strong performance through the first half of the year. In the second quarter, we experienced continued high rent collections, and acquired a number of quality restaurant and retail properties. We continue to maintain a conservative balance sheet and ample liquidity and obtained our second investment grade rating from Moody’s Investors Service in May which improves our cost of debt,” said CEO Bill Lenehan. “The Company is set up well to take advantage of investment opportunities in the second half of the year.” Rent Collection Update As of June 30, 2022, the Company has received rent payments representing 99.9% of its portfolio contractual base rent for the quarter ending June 30, 2022. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the second quarter increased 13.6% over the prior year to $47.9 million. Rental revenue consisted of $46.8 million in cash rents and $1.1 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $28.1 million for the second quarter, or $0.35 per diluted share. These results compare to net income attributable to common shareholders of $20.1 million for the same quarter in the prior year, or $0.26 per diluted share. • Net income attributable to common shareholders was $50.4 million for the six months ended June 30, 2022, or $0.63 per diluted share. These results compare to net income attributed to common shareholders of $40.7 million for the same six-month period in 2021, or $0.53 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the second quarter was $0.40, representing a $0.03 per share increase compared to the same quarter in 2021. • NAREIT-defined FFO per diluted share for the six months ended June 30, 2022 was $0.80, representing a $0.05 per share increase compared to the same six-month period in 2021. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the second quarter was $0.41, representing a $0.03 per share increase compared to the same quarter in 2021. • AFFO per diluted share for the six months ended June 30, 2022 was $0.82, representing $0.06 per share increase compared to the same six-month period in 2021.

General and Administrative (G&A) Expense • G&A expense for the second quarter was $4.7 million, which included $1.0 million of stock-based compensation. These results compare to G&A expense in the second quarter of 2021 of $4.5 million, including $0.9 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the second quarter was $3.7 million, representing 7.8% of cash rental income for the quarter. Dividends • FCPT declared a dividend of $0.3325 per common share for the second quarter of 2022. Portfolio Activities Acquisitions • During the second quarter of 2022, FCPT acquired 26 properties for a combined purchase price of $54.0 million at an initial weighted average cash yield of 6.4%, reflecting rent credits at closing and near-term rent increases, or 6.1% on rents in place as of June 30, 2022 and a weighted average remaining lease term of 5.6 years. Dispositions • During the second quarter of 2022, FCPT sold three properties for a combined sales price of $12.8 million representing $5.8 million of gain and a 4.7% cash capitalization rate on rents that were previously in place and exclusive of transaction costs. Liquidity and Capital Markets Capital Raising • During the quarter, the Company settled 173,424 shares of Common Stock that had been sold pursuant to a forward sale agreement at a price of $26.16 for gross proceeds of $4.6 million. At quarter end, 2,062,583 shares of Common Stock were sold by a forward purchaser through a manager for gross proceeds of approximately $56.4 million based on the initial weighted average forward price of $27.35. The Company currently expects to fully physically settle the forward sale agreement with the forward purchaser on one or more dates prior to December 31, 2022. • During the quarter, FCPT received an inaugural Investment Grade rating from Moody’s Investors Service of Baa3, stable outlook, on its senior unsecured revolving and term loan facility. This rating, along with the BBB rating from Fitch, qualifies FCPT for lower credit spreads under its Credit Facility which will save over $1 million in annual interest expense, and benefit the company on future debt offerings. Liquidity • At June 30, 2022, FCPT had approximately $267.7 million of available liquidity including $17.7 million of cash and cash equivalents and $250 million of undrawn credit line capacity. Credit Facility and Unsecured Notes • At June 30, 2022, FCPT had $975 million of outstanding debt, consisting of $400 million of term loans and $575 million of unsecured fixed rate notes and no outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.7x at quarter-end. Real Estate Portfolio • As of June 30, 2022, the Company’s rental portfolio consisted of 960 properties located in 47 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 8.8 years.

Conference Call Information Company management will host a conference call and audio webcast on Wednesday, July 27 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 844 200 6205 (domestic) or 1 929 526 1599 (international), Call Access Code: 315589 Live webcast: https://events.q4inc.com/attendee/252670393 In order to pre-register for the call, investors can visit https://ige.netroadshow.com/registration/q4inc/11310/fcpt-second-quarter-2022-financial-results- conference-call/ and enter in their contact information Replay: Available through October 25, 2022 by dialing 1 866 813 9403 (domestic) or 44 204 525 0658 (international), Replay Access Code 612618 About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Second Quarter 2022 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2022 2021 2022 2021 Revenues: Rental revenue 47,904$ 42,162$ 94,807$ 83,677$ Restaurant revenue 7,521 7,110 15,015 12,341 Total revenues 55,425 49,272 109,822 96,018 Operating expenses: General and administrative 4,698 4,465 9,967 9,228 Depreciation and amortization 10,128 8,388 19,832 16,624 Property expenses 1,987 1,202 3,836 2,204 Restaurant expenses 7,052 6,589 13,935 11,448 Total operating expenses 23,865 20,644 47,570 39,504 Interest expense (9,031) (8,384) (17,406) (16,017) Other income, net 29 7 86 8 Realized gain on sale, net 5,756 - 5,756 431 Income tax expense (144) (71) (232) (134) Net income 28,170 20,180 50,456 40,802 Net income attributable to noncontrolling interest (40) (42) (71) (85) Net Income Attributable to Common Shareholders 28,130$ 20,138$ 50,385$ 40,717$ Basic net income per share 0.35$ 0.26$ 0.63$ 0.54$ Diluted net income per share 0.35$ 0.26$ 0.63$ 0.53$ Regular dividends declared per share 0.3325$ 0.3175$ 0.6650$ 0.6350$ Weighted-average shares outstanding: Basic 80,294,804 76,058,812 80,245,247 76,014,595 Diluted 80,494,443 76,167,465 80,446,167 76,147,769 Six Months Ended June 30,Three Months Ended June 30,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) June 30, 2022 (Unaudited) December 31, 2021 Real estate investments: Land 1,014,297$ 966,565$ Buildings, equipment and improvements 1,471,086 1,437,840 Total real estate investments 2,485,383 2,404,405 Less: Accumulated depreciation (693,855) (682,430) Total real estate investments, net 1,791,528 1,721,975 Intangible lease assets, net 105,311 104,251 Total real estate investments and intangible lease assets, net 1,896,839 1,826,226 Real estate held for sale 1,374 - Cash and cash equivalents 17,714 6,300 Straight-line rent adjustment 58,419 55,397 Derivative assets 19,558 2,591 Deferred tax assets 803 864 Other assets 16,010 11,601 Total Assets 2,010,717$ 1,902,980$ Liabilities: Long-term debt ($975,000 and $760,000 principal, respectively) 966,493$ 877,591$ Dividends payable 26,730 26,655 Rent received in advance 10,739 11,311 Derivative liabilities - 7,517 Deferred tax liabilities - - Other liabilities 15,207 16,014 Total liabilities 1,019,169 939,088 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 80,543,986 and 80,279,217 shares issued and outstanding, respectively 8 8 Additional paid-in capital 964,607 958,737 Accumulated other comprehensive income (loss) 14,945 (9,824) Noncontrolling interest 2,248 2,218 Retained earnings 9,740 12,753 Total equity 991,548 963,892 Total Liabilities and Equity 2,010,717$ 1,902,980$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data)